UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2009

BETAWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-131651	20-2471683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

706 Mission Street, 10th Floor, San Francisco, California		94103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 738-8706

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On or about September 1, 2009, Betawave Corporation (“Company”) commenced mailing of proxy materials, including a notice of annual meeting, a proxy statement and a proxy card (the “Proxy Materials”), to its stockholders entitled to participate in and vote at the Company’s 2009 annual meeting of stockholders to be held on September 17, 2009 (the “Annual Meeting”).

At the Annual Meeting, stockholders of record will be asked to vote, either in person or by proxy, on the (1) election of the board of directors, (2) ratification of the appointment of Rowbotham & Company LLP as the Company's independent auditors for the fiscal year ending December 31, 2009 and (3) reincorporation of the Company from the State of Nevada to the State of Delaware.

The information set forth above is qualified in its entirety by the Proxy Materials, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section.   Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

         The following exhibits are attached to this Current Report on Form 8-K:

Exhibit	Description
99.1	Proxy Materials of Betawave Corporation in connection with the Company's 2009 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2009	BETAWAVE CORPORATION By: /s/ Tabreez Verjee Name: Tabreez Verjee Title: President

EXHIBIT INDEX

Exhibit	Description
99.1	Proxy Materials of Betawave Corporation in connection with the Company's 2009 Annual Meeting of Stockholders.